Exhibit 99.2

40th Annual J.P. Morgan Healthcare Conference January 12, 2022 At the Forefront of Therapies for Rare Diseases

2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, and revenue goals, including as they are impacted by COVID-19 related disruption, are based on current information. The potential impact on operations and/or revenue from the COVID-19 pandemic is inherently unknown and cannot be predicted with confidence and may cause actual results and performance to differ materially from the statements in this release, including without limitation, because of the impact on general political and economic conditions, including as a result of efforts by governmental authorities to mitigate COVID-19, such as travel bans, shelter in place orders and third-party business closures and resource allocations, manufacturing and supply chain disruptions and limitations on patient access to commercial or clinical product or to treatment sites. In addition to the impact of the COVID-19 pandemic, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe, U.K., Japan, the U.S. and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies, commercialization and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding corporate financial guidance and financial goals and the attainment of such goals and statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2020, and on Form 10-Q for the quarter ended September 30, 2021. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

3 Amicus Definition: \əˈmēkəs (noun) Latin Friend Our Passion is for Patients Our Mission: We seek to deliver the highest quality therapies for people living with rare diseases Our Vision: Be a leader in rare disease drug development and commercialization leveraging our expertise in bringing life-changing therapies to patients

4 A Rare Company Leading, Patient Dedicated, Rare Disease Biotechnology Company with Sustained Double-Digit Revenue Growth, a Global Commercial Infrastructure, and Late-stage Development Capabilities Gene Therapy PLATFORM Protein Engineering & Glycobiology $557M Cash as of 9/30/21 AT-GAA a Two-Component Therapy under Regulatory Review for Pompe Disease GLOBAL COMMERCIAL ORGANIZATION World-Class CLINICAL DEVELOPMENT Capabilities Robust R&D Engine Nearly 50+ Lysosomal Disorders and More Prevalent Rare Diseases EMPLOYEES in 27 Countries

2021 Strategic Priorities Accomplished: Setting the Stage for a Successful 2022 1 2 3 4 5 Achieve double-digit Galafold growth and revenue of $300M to $315M Report data from the AT-GAA Phase 3 PROPEL study and complete BLA and MAA filings for regulatory approvals Advance clinical studies, regulatory discussions, and scientific data across industry leading gene therapy pipeline Further manufacturing capabilities and capacity to build world-class technical operations to support all gene therapy programs Maintain strong financial position 5

2022 Strategic Priorities to Drive Value 1 2 3 4 5 Continued double-digit Galafold growth (15-20%) with revenue of $350M to $365M Secure FDA approval and positive CHMP opinion for AT-GAA Initiate successful, rapid launch in U.S. for AT-GAA Advance best-in-class next-generation genetic medicines and capabilities Maintain strong financial position on path to profitability 6

7 INDICATION DISCOVERY PRECLINICAL PHASE 1/2 PHASE 3 REGULATORY COMMERCIAL FABRY FRANCHISE Galafold®(migalastat) Fabry Gene Therapy POMPE FRANCHISE AT-GAA (cipaglucosidase alfa + miglustat) Pompe Gene Therapy NEXT- GENERATION RESEARCH PROGRAMS Multiple programs* Amicus Pipeline Streamlined Rare Disease Pipeline with Focus on Fabry and Pompe, including Shared Gene Therapy Programs with Caritas, and Optionality to Future Programs ODD ODD BTD ODD - Orphan Drug Designation BTD - Breakthrough Therapy Designation *Includes additional discovery programs and right of first negotiation to certain muscular dystrophy programs that are intended to be developed by Caritas

8 Positioned for Significant Value Growth Focused on Execution and Driving Sustainable Double-Digit Revenue Growth on Path to Profitability Continue to bring Galafold to as many patients as possible, sustain double digit revenue growth Successful launch of AT-GAA for people living with Pompe disease Advance next-generation gene therapies in Fabry and Pompe diseases Fully leverage global capabilities and infrastructure as a leader in rare diseases Achieve self- sustainability and profitability in 2023

9 Galafold® (migalastat) Continued Growth... … building a leadership position in the treatment of Fabry disease

Fabry Disease Overview

Fabry is a rare inherited genetic disorder caused by the deficiency of the GLA enzyme

- Deficiency of α-Gal A enzyme leading to GL-3 accumulation
- 1,000+ known mutations
- 13,000+ diagnosed WW (51% female/49% male[4])



Leading Causes of Death

TRANSIENT ISCHEMIC ATTACK (TIA) & STROKE[1]

HEART DISEASE[2]
- Irregular heartbeat (fast or slow)
- Heart attack or heart failure
- Enlarged heart

KIDNEY DISEASE[3]
- Protein in the urine
- Decreased kidney function
- Kidney failure

Life-Limiting Symptoms

GASTROINTESTINAL[3]
- Nausea, vomiting, cramping, diarrhea
- Pain/bloating after eating, feeling full
- Constipation
- Difficulty managing weight

1. Desnick R, *et al.* Ann Intern Med. 2003
2. Yousef Z, *et al.* Eur Heart J. 2013
3. Germain D. Orphanet J Rare Dis. 2010
4. Fabry Registry 2011

10

Amicus Therapeutics

11 Global Fabry Market .. Fabry Disease is believed to be significantly underdiagnosed – Newborn screening studies suggest Fabry could be one of the more prevalent human genetic diseases (~1:1,000 to ~1:4,000) .. In 2021, Galafold was the fastest growing medicine for Fabry disease and the greatest contributor to Fabry market growth – Introduction of Galafold has led to market expansion with 800+ naive patients diagnosed and treated for the first time Global Fabry Disease Market Growth Continues to be Driven by Diagnosing New Patients in Addition to the Introduction of Galafold (millions) 1Global market measured by reported sales of approved therapies for Fabry disease – 2025 sales projected using 8% CAGR $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2017 2018 2019 2020 2021E 2022E 2023E 2024E 2025E Global Fabry market to exceed $1.9B in 2021 and tracking toward ~$2.6B by 20251

2021 Galafold Success

Building on Galafold's Success and Leveraging Leadership Position to Drive Continued Growth

Galafold is first and only approved oral treatment option with a unique mechanism of action for Fabry patients with amenable variants


NDC 71904-100-01
Galafold™
(migalastat) capsules
123 mg
14 capsules
Lift to open
Amicus
Galafold™ (migalastat) capsules 123 mg
A1001

~$306M
2021 Galafold Revenue[1]

$350M-$365M
FY22 Global Galafold Revenue

350
Amenable Variants in U.S. Label

40+
Countries with Regulatory Approvals

Continued Geographic Expansion in 2022

1,384
Amenable Mutations Included in EU Label

Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

[1]Preliminary and unaudited

12
Amicus Therapeutics

13 Key Performance Indicators Lay the Groundwork for 2022 .. Hybrid business model (virtual/in-person) surpassed pre-COVID physician interactions .. Achieved estimated 49%+ global share of treated amenable patients .. Multiple new markets opened in 2021 .. Global mix of switch (~55%) and previously untreated patients (~45%) .. Compliance and adherence over 90%+ .. Continue to support diagnostic initiatives to drive a shorter pathway to diagnosis .. Expect to continue non-linear quarterly growth FY21 Reflects Continued Galafold Strength with 1,750+ Treated Patients as Rate of Net New Patients Accelerating into 2022 $5M $37M $91M $182M $261M $306M $350M- $365M 2016 2017 2018 2019 2020 2021 2022 Annual Galafold Sales 1Preliminary and unaudited 1

14 Penetration of diagnosed untreated population Increase in newborn screening and diagnostic initiatives Strong intellectual property rights Continued penetration into existing markets Expansion into new geographies Broadening of labels Galafold Growth Opportunity $1B Annual Sales Opportunity at Peak Sustained double-digit revenue growth Near-term growth to $500M driven by: Long-term growth towards peak sales potential driven by: Grew Galafold sales by +17% in 2021

15 - 43 countries with approvals - 35 countries reimbursed sales - Presence in 43 countries Experienced Global Commercial Team Global Commercial Infrastructure Highly Leverageable to Ensure Strong Global Launch of AT-GAA Galafold approvals in 40+ countries and commercial sales in 30+ of those today LEGEND Amicus Affiliate Distributor

16 AT-GAA (cipaglucosidase alfa + miglustat) … potential to establish a new standard of care for people living with Pompe disease

Pompe Disease Overview

Pompe is a Severe and Fatal Neuromuscular Disease Caused by the Deficiency of Lysosomal Enzyme GAA



- 5,000 – 10,000+ patients diagnosed WW[1]; newborn screening suggests significant underdiagnosis
- Age of onset ranges from infancy to adulthood
- Majority of patients on current standard of care decline after ~2 years
- Respiratory and cardiac failure are leading causes of morbidity and mortality
- Deficiency of GAA leading to lysosomal glycogen accumulation and cellular dysfunction
- Symptoms include muscle weakness, respiratory failure, and cardiomyopathy
- ~$1.1B+ global Pompe ERT sales[2]

1. National Institute of Neurological Disorders and Stroke (NIH)
2. Based on 12 months ended September 30, 2021. Source: Sanofi Press Release

17

Amicus Therapeutics

18 Global Pompe Market Global Pompe Disease Market Growth Continues to be Driven by the Diagnosis of New Patients, Only One Approved Therapy on the Market up until 2021 .. Pompe Disease believed to be significantly underdiagnosed – Newborn screening studies suggests Pompe to be more prevalent than medical literature suggest (~1:10,000 to ~1:30,000) – Newborn screening already occurring in 27 U.S. states with 9 additional U.S. states pursuing NBS implementation for Pompe disease Global Pompe Market to exceed $1.1B in 2021 and tracking toward $1.5B+ by 20251 (millions) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Global market measured by reported sales of approved therapies for Pompe disease – 2025 sales projected using 8% CAGR

19 AT-GAA: An Innovative Approach to Pompe Disease Our Scientists Created a Uniquely Glycosylated and Highly Phosphorylated ERT (ATB200) that Significantly Enhances Targeting to Key Affected Muscles .. AT-GAA is a two-component therapy combining ATB200, an ERT, with AT2221, an orally administered enzyme stabilizer .. Consists of a naturally occurring cell line that can be properly processed within the lysosome to its mature form which is required to optimally break down glycogen1 ATB200 AT2221 1Selvan et al. 2021, J Biol Chem 2021 Jan-Jun;296:100769

20 Phase 3 PROPEL Study Clinically Meaningful Outcomes from Phase 3 PROPEL Study Provide the Basis for Global Regulatory Submissions of AT-GAA .. Peer-reviewed results from PROPEL suggest that treatment with AT-GAA provided clinically meaningful improvements over standard of care, including ERT-experienced patients with high unmet need .. The authors deemed AT-GAA to provide a differentiated mechanism of action and potential alternative treatment option for people living with late-onset Pompe Disease Schoser et al. 2021, The Lancet Neurology, Volume 20, Issue12, P1027-1037

21 Phase 3 PROPEL Study Results Endpoints Across Motor Function, Pulmonary Function, Muscle Strength, Pros, and Biomarkers Favored AT-GAA over Alglucosidase Alfa

22 AT-GAA: Key Takeaways .. Regulatory status update: – U.S. PDUFA date mid 20221 – CHMP opinion late 2022 – Planning for additional regulatory submissions .. Multiple early access mechanisms in place, including U.K., Germany, Japan, and others .. 150+ people living with Pompe disease are on AT-GAA today across our clinical extension studies and early access programs .. Ongoing supportive studies: – Late-Onset Pompe Disease (LOPD) in children and adolescents aged 0 to <18 – Infantile-Onset Pompe Disease (IOPD) Focused on Advancing AT-GAA to as Many Patients as Possible through Global Regulatory Pathways and Early Access Schemes 1FDA PDUFA date of May 29, 2022 for miglustat NDA and July 29, 2022 for cipaglucosidase alfa BLA

23 Launch Preparations Experienced and Passionate Rare Disease Medical and Commercial Organization Poised for Second Successful Launch Key Strengths Commitment to patient access Clear focus on launch Identification of key Pompe disease centers Development of educational materials Planning Access Education Team Great experience and passion Eagerness to introduce a potential new therapy upon approvals Highly leverageable team in place, few new hires needed Published Phase 3 PROPEL data in The Lancet Neurology Active medical conference schedule Multiple Early Access Programs in place Continued education on biology of disease and diagnosis Demonstrating value to payors including parity pricing strategy

24 Financial Summary … maintaining a strong financial outlook

25 Transforming for the Future We remain a global, patient-dedicated biotechnology company developing and delivering novel high-quality medicines for people living with rare diseases Focus will be to grow our leadership position across our two lead indications of Fabry disease and Pompe disease: – Continue investing in the global commercialization of Galafold in Fabry disease through continued geographic and label expansion, as well as support for diagnostic initiatives – Focus on securing global approvals and executing the anticipated global launch of AT-GAA in Pompe disease – Prepare for co-development of gene therapy programs with Caritas in Fabry and Pompe diseases Positioning Amicus as a partner of choice for development and commercialization of rare disease therapies Transforming Amicus into a Premier Development and Commercialization Company and Building Upon our Leadership in Fabry and Pompe Diseases

Financial Outlook and Path to Profitability Clear Strategy to Build our Business, Advance our Portfolio, and Achieve Profitability 1Preliminary and unaudited 26 Drive Revenue Growth Deliver on Financial Goals Secure Approvals of AT-GAA $306M1 full-year 2021 revenue 2022 Galafold revenue guidance of $350M-$365M Galafold and AT-GAA expected to drive strong double-digit growth long term Focused on prudent expense management Achieve self- sustainability and profitability in 2023

Expanding Our Leadership Position in Fabry and Pompe

Differentiated Gene Therapy Approach for Greater Potency and Optimized Cross Correction through Transgene Engineering for Stability and Targeting

Fabry Gene Therapy




Kidney: % Tubules with GL-3
% tubules with storage
25
20
15
10
5
0
*
*
**
Wild-type
Vehicle
AAV.hGLA nat - LD
AAV.hGLA nat - MD
AAV.hGLA nat- HD
AAV.hGLA eng - LD
AAV.hGLA eng- MD
AAV.hGLA eng- HD

- Proprietary AAV capsid
- Pantropic capsid and ubiquitous promoter
- Engineered hGLA transgene at dimer interface designed for improved stability and optimized cross correction
- Preclinical data demonstrate robust substrate reduction across all Fabry disease relevant tissues, including first evidence of dorsal root ganglia storage reduction
- IND expected in 2023

Pompe Gene Therapy




Quadriceps: Histopath score
5
4
3
2
1
0
Vehicle
AAV.hGG nat LD
AAV.hGG eng LD
Wild-type

- Proprietary AAV capsid
- Pantropic capsid and ubiquitous promoter
- Engineered hGAA transgene with cell receptor binding motif designed for improved uptake and optimized cross correction
- Preclinical data demonstrate robust glycogen reduction in all key Pompe disease relevant tissues, including reduction in neurons of central nervous system
- Preclinical and manufacturing work underway

Amicus and Caritas to co-develop the Fabry and Pompe gene therapies

27

Amicus Therapeutics

28 True Measure of Success: Impacting the Lives of Patients Living with Rare Diseases YE17 2023+ Thousands of Patients* >1,900+ Patients* YE21 >350 Patients* *Clinical & commercial, all figures approximate

Thank You